EXHIBIT 10-R


                              STOCKHOLDER AGREEMENT



PARTIES: Guardsman Products, Inc., a Delaware corporation (the "Issuer" or "Guardsman"), with John H. Sadler and James L. Sadler (the "Stockholders").

DATE:          August 31, 1994.

PREAMBLE:      The Stockholders are acquiring Shares (as herein defined), pursuant to the terms of a certain Agreement and Plan of Merger, dated as of July 15, 1994 (the "Merger Agreement") by and among the Issuer and its wholly owned subsidiary, Guardsman Illinois, Inc., a Delaware corporation, with
               Moline Paint Manufacturing Co., a Nevada corporation, and the Stockholders. This Agreement is executed in connection with the Merger Agreement in order to grant Stockholders certain securities registration rights and to set forth certain mutually agreeable terms concerning the voting and sale of the Shares issued to Stockholders as part of the Merger Consideration (as defined in the Merger Agreement).
               The Stockholders acknowledge that following completion of the merger transaction, the Stockholders will each own a significant percentage of the issued and outstanding voting common stock of the issuer and that the terms governing voting of the Shares contained in this Agreement are both reasonable and in the best interest of the Issuer and its stockholders in general.

CONSIDERATION: Mutual covenants of the parties set forth in the Merger
               Agreement and as hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

TERMS:

     1.   Definitions.

          1.1  "Commission" means the Securities and Exchange Commission.











                                      -52-

          1.2 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          1.3 "Public Offering" means any offering by the Issuer of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect.

          1.4 "Registration Expenses" is defined in Section 6 of this Agreement.

          1.5 "Securities Act" means the Securities Act of 1933, as amended.

          1.6 "Shares" means any shares of the Issuer's Common Stock, $1.00 par value per share, which were, or are to be, issued to the Stockholders pursuant to the terms of the Merger Agreement; provided, however, that Shares shall not include any of such shares which have been sold pursuant to a previous registration by the Issuer pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act or otherwise sold by the Stockholders.

     2. Registration, for Underwritten Public Offering, Private Placement or Repurchase of Shares. The Issuer agrees that during the eight (8) years following the Merger Date, the Issuer shall be obligated, within the time periods set forth herein, use reasonable efforts to register the Shares and pay the Registration Expenses in connection therewith as provided in this Agreement. Such registrations may be effected by a separate registration statement or the Shares can be included in a Piggyback Registration (as hereinafter defined). The Issuer shall have the right to designate the managing underwriter or managing underwriters in respect of such registrations of Shares which are underwritten. At any time following the expiration of one (1) year from the date hereof, the Stockholders may jointly notify Issuer that each of the Stockholders wish to register not less than 100% of their Shares for the purpose of making an underwritten public offering in the manner set forth herein. Issuer shall, within sixty
(60) days of receipt of notice, take all actions reasonably required to register such shares. In the event that the Issuer fails to so register such shares pursuant to this Section, then, on receipt of Stockholders' subsequent written notice of intent to sell such Shares as have not been registered hereunder, the Issuer must, within sixty (60) days of receipt of such notice, at its option:

          (a)  register all of the Shares; and/or

          (b) request that Issuer's investment bankers privately place all or any part of the Shares pursuant to one or more exemptions from registration under the Securities Act to parties approved by the Issuer, in which case the Issuer guarantees that the shares will be placed at a price no less than the average trading price per share of Issuer's stock for the two calendar week (14 day) period prior to the date of the private placement; and/or

                                      -53-
          (c) repurchase all or any part of the Shares otherwise qualified hereunder for registration, in which case the repurchase price per share shall be set at the average trading price per share of Issuer's stock for the two calendar week (14 day) period prior to the date of repurchase.

     3. Conditions to Issuer's Option. Notwithstanding Issuer's obligations as set forth above, the Issuer may request Stockholders' consent to postpone the filing or the effectiveness of any registration statement for up to 90 days if the Issuer's Board of Directors, acting in good faith, reasonably determines that any such registration would have a materially adverse effect on the Issuer, including, without limitation, the determination that any such registration would have an adverse effect on any proposal or plan by the Issuer or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business), acquisition of stock, or any merger, consolidation, financing, other registration of its equity securities under the Securities Act (for itself or for third parties), tender offer or other significant transaction. The Stockholders shall not unreasonably withhold their permission with respect to any such request.

     4. Piggyback Registration. Whenever the Issuer proposes to register any of its Shares of Common Stock under the Securities Act (other than pursuant to a registration of shares hereunder) in an underwritten registration and the registration form to be used may be used for the registration of the Shares (a "Piggyback Registration"), the Issuer shall give prompt written notice to the Stockholders of its intention to effect such a registration and shall include in such registration all Shares (in accordance with the priority set forth below) with respect to which the Issuer has received written requests for inclusion within fifteen (15) days after the receipt of the Issuer's notice. The Stockholders shall waive their right to register any Shares previously issued to the Stockholders which the Stockholders do not request to be included in such Piggyback Registration. Anything to the contrary contained herein notwithstanding, the Issuer shall be entitled to exclude the Stockholders from participating in any Piggyback Registration, or may restrict the number of Stockholders' shares to be so registered, if the Board of Directors of the Issuer, in its exclusive judgment, acting in good faith, deems such exclusion or restriction to be necessary in the best interests of the Issuer and its stockholders. If a Piggyback Registration is an underwritten Registration and the managing underwriter advises the Issuer in writing that in its opinion the number of securities requested by the Issuer to be included in such registration exceeds the number which can be sold in such offering, the Issuer will include in such registration (i) first, any securities that the Issuer proposes to sell, and (ii) then, the securities the Stockholders and any other holders of Common Stock (or securities convertible into or exchangeable for Common Stock) who have been granted piggyback registration rights, in proportion, as nearly as practicable, to the respective amounts of shares which they had requested to be included in such registration at the time of filing the registration statement.




                                      -54-
     5. Holdback Agreement. Each Stockholder agrees not to effect any public sale or distribution of equity securities of the Issuer, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14-day period prior to and the 180-day period beginning on the effective date of any underwritten registration (except as part of such registration), or for such additional period as deemed by the Board of Directors of the Issuer, in its exclusive judgment, acting in good faith, to be necessary in the best interests of the Issuer and its stockholders, including without limitation, any underwritten Piggyback Registration in which Shares are included, unless the underwriters managing the registered public offering otherwise agree, which agreement shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that any "Control Persons" or "Affiliates" of the Issuer (as such terms are defined in the Securities Act) participate in any sale or distribution of securities (of the same type and class as held by the Stockholders) during any holdback period (as provided in this Section 5), the Stockholders shall likewise be permitted to participate in such sale or distribution in proportion equal to the percentage such Control Persons' and/or Affiliates' securities to be sold or distributed represent as against the total securities owned by such participating Control Persons and/or Affiliates.

     6. Registration Procedures. Whenever any Shares are to be registered pursuant to this Agreement, the Issuer will use reasonable efforts to effect the registration and sale of such Shares in accordance with the intended method of disposition thereof and, pursuant thereto, the Issuer will:

          (a) Prepare and file with the Commission a registration statement with respect to such Shares and use reasonable efforts to cause such registration statement to become effective;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six (6) months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) Furnish to each Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus) and such other documents as such Stockholder may reasonably request in order to facilitate the disposition of the Shares owned by such Stockholder;






                                      -55-
          (d) Use reasonable efforts to register or qualify such Shares under such other securities laws of such state as either Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Stockholder to consummate the disposition in such jurisdictions of the Shares owned by such Stockholder (provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
     (ii) subject itself to taxation in any such jurisdiction, or
     (iii) consent to general service of process in any such jurisdiction);

          (e) Notify the Stockholders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Stockholder, the Issuer will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) Advise the Stockholders, promptly after they shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

          (g) At the request of either Stockholder in connection with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters, covering such matters as such underwriters may reasonably request, including such matters as are customarily furnished in connection with an underwritten offering; and (ii) a letter or letters from the independent certified public accountants of the Issuer addressed to the underwriters, covering such matters as such underwriters may reasonably request, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Issuer included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act.







                                      -56-
     7. Shelf Registration of Shares. As an alternative to proceeding with a registration of the Shares pursuant to a registration statement contemplating a prompt single underwritten public offering of the Shares as described in Section 2, Stockholders may jointly notify Guardsman that Stockholders request that Guardsman register their entire holdings of the Shares on a Form S-3 or other "shelf" registration statement appropriate pursuant to Rule 415 (or similar rule that may be adopted by the Commission for delayed or continuous offerings) under the Securities Act. Such request may be made by the Stockholders at any time on or after ten (10) months after the Merger Date, it being the intention of the parties that if such notice is provided to Guardsman ten (10) months after the Merger Date, Guardsman shall use its best efforts to cause such Registration Statement to be declared effective on the first anniversary of the Merger Date, and to use its best efforts to cause such Registration Statement to remain continuously in effect until four (4) years from the Merger Date unless the Stockholders otherwise consent or unless Stockholders complete the sale of more than ninety percent (90%) of the Shares. Sales made pursuant to a shelf registration shall be subject to the registration expense allocation provisions of this Agreement set forth in Section 8, the indemnification provisions of this Agreement set forth in Section 9, and all other applicable provisions of this Agreement, and must be completed in a manner so as to effect a broad public distribution of the Shares; provided, however, that in the event Stockholders elect to require Guardsman to register the Shares pursuant to this Section 7, Guardsman consents that following registration sales may be made by brokers in transactions not involving an underwritten public offering during the second year following the Merger Date in amounts not exceeding 50,000 Shares per calendar quarter for each Stockholder and provided further that sales may be made by brokers in transactions not involving an underwritten public offering during the third and fourth years following the Merger Date in amounts not greater than the amounts permitted under Rule 144 (all such sales by brokers to be effected in a manner intended to achieve a broad public distribution of the Shares).

     8. Registration Expenses. All expenses incident to the Issuer's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Issuer and all independent certified public accountants, underwriters (excluding underwriting or sales discounts, commissions, transfer taxes, and excluding any portion of the fees or disbursements of any counsel retained by the Stockholders in connection with the registration of his Shares) and other persons retained by the Issuer (all such expenses being herein called "Registration Expenses"), will be borne by the Issuer. Stockholders shall pay and bear the direct selling fees, disbursements and expenses, including without limitation all underwriters' discounts, commissions and expenses, transfer taxes, and fees and disbursements of counsel retained by either of the Stockholders.





                                      -57-

     9.   Indemnification.

          9.1 The Issuer agrees to indemnify, to the extent permitted by law, the Stockholders against all losses, claims, damages, liabilities and expenses (including without limitation, attorney's fees) caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished to the Issuer by the Stockholder expressly for use therein or by such Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Issuer has furnished such holder with a sufficient number of copies of the same.

          9.2 In connection with any registration statement in which the Stockholders are participating, the Stockholders will furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Issuer, its directors and officers and each person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by the Stockholder in connection with any information and affidavits furnished to Issuer by Stockholders subsequent to the date hereof; provided that the obligation to indemnify will be joint and several among such Stockholders.

          9.3  Any person entitled to indemnification hereunder will
     (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.





                                      -58-
     10. Participation in Underwritten Registrations. The Stockholders may not participate in any registration of Shares hereunder which is underwritten unless they (i) agree to sell their securities on the basis provided in any underwriting arrangements approved by Guardsman, and
(ii) complete and execute all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     11. Voting of Shares. For a period of eight (8) years following the Merger Date (as defined in the Merger Agreement), each Stockholder agrees to vote his Shares in the same manner and in the same proportions as voted by all other voting stockholders of the Issuer on all matters submitted to stockholders for approval or for a vote in accordance with the Certificate of Incorporation and Bylaws of the Issuer and with applicable law (thus, if voting stockholders of the Issuer, other than the Stockholders, vote to approve the Board of Director's nominees for election as directors with 90% voting to approve and 10% voting to withhold authority, then the Stockholders by agreement shall each vote 90% of their Shares to approve and 10% of their Shares to withhold authority). The Stockholders shall not be required to vote Shares in accordance with this Agreement or may abstain from voting only upon providing a written opinion of legal counsel stating
(i) that the specific matter presented for a stockholder vote involves a conflict of interest or interested transaction between the Stockholder and the Issuer; (ii) that a Stockholder's abstention is required under applicable law or regulation; or (iii) during such time that an Event of Default remains unremedied in accordance with Section 14 herein. For purposes of effecting the voting agreement set forth in this Section 11, each Stockholder, on or before the Closing Date (as defined in the Merger Agreement) shall execute and deliver to the Issuer an Irrevocable Proxy, in the form of Exhibit A, for purposes of authorizing the Issuer to vote the Shares in accordance with the terms of this Agreement.

     12. Manner of Sale. The parties acknowledge and agree that it is the desire and intent of the parties that the Shares will be sold in a manner intended to effect a broad public distribution. Accordingly, Stockholders agree that the Shares shall be sold by them only as follows without the prior written consent of Guardsman: (i) pursuant to a Piggyback Registration or in an underwritten registration intended to effect a broad public distribution with an underwriter approved by Guardsman as provided in this Agreement; (ii) pursuant to a private placement under one or more exemptions from registration under the Securities Act to a party or parties approved by the Issuer in writing in advance; or (iii) pursuant to Rule 144 under the Securities Act, as the rule may be amended from time to time, subject to the volume limitations set forth in such rule; provided, however, that subsequent to four (4) years from the date of this Agreement, the parties agree that the volume and other limitations of Rule 144 shall be inapplicable, and sales may be made in excess of such volume limitations so long as such sales are made to effect a broad public distribution rather than a "block" sale; or (iv) in a redemption transaction with the Issuer. Any transfer or attempted transfer except as set forth in this Section 12 shall be void and of no effect and will not be recognized by Issuer as valid.


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     13.  Specific Performance.  In the event that either Stockholder defaults or breaches any of the terms set forth in Section 11 or Section 12, each Stockholder acknowledges that such default or breach shall cause irreparable harm to the Issuer and that the Issuer's remedies at law shall be inadequate. Accordingly, the Stockholders agree that the Issuer shall be entitled to the remedies of specific performance and injunctive relief, without the requirement of posting or providing any security, in addition to any and all other remedies and rights at law or in equity, and those rights and remedies shall be cumulative.

     14. Default. In the event Issuer shall fail to pay any amounts due and owing to either Stockholder pursuant to the Noncompetition Agreements of even date with this Agreement or in the event Issuer fails to perform any material obligations for the benefit of the Stockholders under this Agreement (collectively an "Event of Default"), and Issuer shall fail to remedy such Event of Default following twenty (20) days' written notice of the occurrence of an Event of Default from either Stockholder, the Stockholders shall be relieved from voting requirements set forth in
Section 10 of this Agreement for so long as the Event of Default shall continue. Immediately at such time as Issuer remedies all Events of Default for which written notice has been provided, the voting requirements set forth in Section 10 of this Agreement shall automatically review in full force and effect.

     15. Issuer Common Stock. Stockholders hereby acknowledge and agree that all shares of common stock delivered by Issuer to Stockholders as consideration for the transactions contemplated in the Agreement and Plan of Merger of even date with this Agreement will not be registered under the Federal securities laws or under any State securities laws and may not be sold without registrations or exemptions from applicable federal and state securities laws. Stockholders further acknowledge and agree that each stock certificate representing shares of common stock of the Issuer transferred as consideration to Stockholders shall bear an appropriate restrictive legend summarizing applicable restrictions on transfer of the shares.

     16. Transfers to Family Members or Trusts. Each Stockholder may transfer all or any of his Shares without consideration to his spouse, children or other descendants, or to a trust for his or their benefit. However, as a condition to such transfer, the transferee must agree in writing to be bound by all terms of this Agreement relating to manner of sale, and the transferee and Guardsman shall also be bound by the terms and conditions set forth in the Agreement and Plan of Merger relating to the Shares. Such transferee's Shares shall be deemed to be owned by the donor Stockholder for all purposes of this Agreement, except that any purchase price for Shares payable in accordance with this Agreement shall be paid to the transferee and not the donor Stockholder.

     17. Negotiations Between Parties. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the notice, the receiving party shall

                                      -60-
submit to the other a written response. The notice and the response shall include (a) a statement of each party's position and a summary of arguments supporting that position, and (b) the name and title of the executive or other person who will represent that party and of any other person who will accompany them. Within thirty (30) days after delivery of the disputing party's notice, the representatives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one party to the other will be honored. If the matter has not been resolved within sixty (60) days of the disputing party's notice, or if the parties fail to meet within thirty (30) days, either party may initiate mediation of the controversy or claim as provided hereinafter. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

     18. Mediation or Minitrial. If the dispute has not been resolved by negotiation as provided herein, the parties shall endeavor to settle the dispute by mediation under the then current Center for Public Resources ("CPR") Model Procedure for Mediation of Business Disputes. The neutral third party will be selected from the CPR Panels of Neutrals, with the assistance of CPR, unless the parties agree otherwise. If any party to this Agreement initiates mediation in accordance with this Section, the other parties agree to participate in good faith in such mediation and further agree, with respect to matters subject to mediation, not to commence any lawsuit, other legal proceeding, or other form of alternate dispute resolution until the conclusion of the mediation in accordance with this Section.

     19.  Mediation and Litigation Expenses.    In any controversy, claim
or dispute arising out of, or relating to, this Agreement or any ancillary Agreements hereto or the method and manner of performance thereof or the breach thereof, the prevailing party in any litigation, mediation or other proceeding shall be entitled and awarded, in addition to any other relief, a reasonable sum as dispute resolution expenses. If neither party wholly prevails, then each party shall bear its own dispute resolution expenses. In determining what is a reasonable sum for dispute resolution expenses, the actual amount of attorneys' fees the prevailing party is obligated to pay its attorney or attorneys shall be presumed to be reasonable, which presumption is rebuttable, and the actual expenses incurred in the proceeding, including but not limited to travel expenses and loss of time of a party, shall be presumed to be reasonable, which presumption is rebuttable.

     20.  Miscellaneous.

          20.1 No Inconsistent Agreements. Neither the Issuer nor either Stockholder will hereafter enter into any agreement which is inconsistent with this Agreement.





                                      -61-
          20.2 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to other persons or circumstances, shall not be affected thereby.

          20.3 Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, administrators, executors and legal representatives, provided, however, that neither Stockholder may assign any of his rights or obligations hereunder without the prior written consent of the Issuer.

          20.4 Final Agreement; Amendment. This Agreement constitutes the final and entire agreement of the parties hereto with respect to the subject matter hereof and may be modified or amended only by an instrument signed by all of the parties hereto. This Agreement supersedes any and all other prior or contemporaneous agreements and understandings, either oral or in writing, among the parties hereto with respect to the subject matter hereof.

          20.5 Governing Law. This Agreement shall be governed by the laws of the State of Michigan, without giving effect to its conflict of laws provisions.

          20.6 Captions. The captions used in this Agreement are included for convenience of reference only and shall not affect the construction or interpretation of any provision hereof.

          20.7 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          20.8 Notices. All notices and demands required or permitted under this Agreement shall be deemed properly given and effective upon receipt (or, if refused, upon the date of such refusal) if in writing and sent by U.S. first class mail, postage prepaid, overnight air courier, facsimile transmission or personal delivery to the parties at their addresses set forth below. Any party may specify a different address by notifying the other parties in writing of such different address.













                                      -62-
     If to the Issuer:      Guardsman Products, Inc.
                            3033 Orchard Vista Drive, S.E.
                            Suite 200
                            Post Office Box 1521
                            Grand Rapids, Michigan 49501

                            Attention:  President


     If to John H. Sadler:  John H. Sadler
                            5402 24th Avenue Drive
                            Moline, Illinois 61265


     If to James L. Sadler: James L. Sadler
                            7310 37th Avenue
                            Moline, Illinois 61265



          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stockholder Agreement on the date first above written.


ATTEST:                            GUARDSMAN PRODUCTS, INC.



/s/ Edward D. Corlett              By /s/ Charles E. Bennett
Edward D. Corlett                     Charles E. Bennett
Secretary                             President and Chief Executive Officer























                                      -63-

WITNESS:                           STOCKHOLDER


/s/ Harvey A. Levin                /s/ John H. Sadler
Harvey A. Levin                    John H. Sadler


WITNESS:                           STOCKHOLDER


/s/ Harvey A. Levin                /s/ James L. Sadler
Harvey A. Levin                    James L. Sadler










































                                      -64-
                                   EXHIBIT A


                            SAMPLE IRREVOCABLE PROXY

          The undersigned is the holder of 750,000 shares of Common Stock (the "Stock") issued by GUARDSMAN PRODUCTS, INC., a Delaware corporation ("Guardsman").

          The undersigned hereby designates and appoints Guardsman and such officers as its Board of Directors may appoint to act as his proxy, agent, and attorney in fact to take all steps which it deems necessary or desirable on behalf of the undersigned in connection with the Stock, vesting in Guardsman and its agents, without limitation, the authority to vote the Stock at any and all stockholder meetings in accordance with the Stockholder Agreement between Guardsman and the undersigned dated as of August 31, 1994.

          It is acknowledged that this proxy is coupled with an interest and is intended to be irrevocable as provided in Section 212 of the Delaware General Corporation Law, except as set forth in the Agreement and Plan of Merger between Moline Paint Manufacturing Co. and Guardsman Illinois, Inc. and joined in by Guardsman, John H. Sadler and the undersigned, dated as of July 15, 1994.


Dated:   August 31, 1994           ________________________________________
                                   James L. Sadler


STATE OF ILLINOIS
COUNTY OF ROCK ISLAND

          On August 31, 1994, before me personally appeared James L. Sadler, to me personally known, who acknowledged that he subscribed to and executed this Irrevocable Proxy as his free act and deed.




                                   ________________________________________
                                   Pamela Savala, Notary Public
                                   Rock Island County, Illinois
                                   My commission expires: October 15, 1996


[The effective date of this irrevocable proxy is September 1, 1995]







                                      -65-
                                   EXHIBIT A
                                  (Continued)


                            SAMPLE IRREVOCABLE PROXY

          The undersigned is the holder of 750,000 shares of Common Stock (the "Stock") issued by GUARDSMAN PRODUCTS, INC., a Delaware corporation ("Guardsman").

          The undersigned hereby designates and appoints Guardsman and such officers as its Board of Directors may appoint to act as his proxy, agent, and attorney in fact to take all steps which it deems necessary or desirable on behalf of the undersigned in connection with the Stock, vesting in Guardsman and its agents, without limitation, the authority to vote the Stock at any and all stockholder meetings in accordance with the Stockholder Agreement between Guardsman and the undersigned dated as of August 31, 1994.

          It is acknowledged that this proxy is coupled with an interest and is intended to be irrevocable as provided in Section 212 of the Delaware General Corporation Law, except as set forth in the Agreement and Plan of Merger between Moline Paint Manufacturing Co. and Guardsman Illinois, Inc. and joined in by Guardsman, James L. Sadler and the undersigned, dated as of July 15, 1994.


Dated:   August 31, 1994           ________________________________________
                                   John H. Sadler


STATE OF ILLINOIS
COUNTY OF ROCK ISLAND

          On August 31, 1994, before me personally appeared John H. Sadler, to me personally known, who acknowledged that he subscribed to and executed this Irrevocable Proxy as his free act and deed.




                                   ________________________________________
                                   Pamela Savala, Notary Public
                                   Rock Island County, Illinois
                                   My commission expires: October 15, 1996


[The effective date of this irrevocable proxy is September 1, 1995]






                                      -66-